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                                August 26, 1997

                                                                 Atlantic City
                                                                 File # 46,195


Doron Cohen, President
Fidelity Holdings, Inc.
80-02 Kew Gardens Road
Suite 5000
Kew Gardens, NY 11415

Bruce Bendell, President
c/o Major Automotive Group
43-40 Northern Boulevard
Long Island City, NY 11101

         Re.      Amendment to Plan and Agreement of Merger

Dear Gentlemen:

         In accordance with my recent discussions with Doron, I have been advised that you wish to amend the Plan and Agreement of Merger (the "Agreement") by and between Fidelity Holdings, Inc. ("Fidelity"), Major Automotive Group, Inc. (the "Merging Corporation"), Major Acquisition Corp. (the "Surviving Corporation") and Bruce Bendell (the "Shareholder of the Merging Corporation"). Specifically, subarticles 3.3.3 and 4.2, shall be deleted in their entirety and replaced with the following:

         3.3.3 Fidelity shall not have issued any new shares of stock from the date of execution hereof through and including the Closing Date other than (a) preferred shares to the Shareholder of the Merging Corporation pursuant to
Article 4 of this Agreement; (b) common shares in a public offering and (c) common shares (i) pursuant to the exercise of options or warrants that become exercisable prior to the Closing Date, (ii)

Doron Cohen, President
Bruce Bendell, President
Re.   Amendment to Plan and Agreement of Merger
August 26, 1997 Page 2



pursuant to the conversion of any shares of Fidelity's 1996-MAJOR Series of Convertible Preferred Stock or (iii) ownership to which is scheduled to vest pursuant to agreements heretofore entered into by Fidelity or any of its subsidiaries.

         4.2 Shares. The Shareholders of the Merging Corporation shall be entitled to receive 1.8 million shares of The 1997-MAJOR Series of Convertible Preferred Stock (the "1 997 Preferred Stock") of Fidelity. In the event that
1.8 million shares of 1997 Preferred Stock have a value on the Closing Date of less than Six Million ($6,000,000.00) Dollars, the Shareholders of the Merging Corporation shall be entitled to that number of shares of 1997 Preferred Stock which have a value on the Closing Date of Six Million ($6,000,000.00) Dollars, with any fraction of a share rounded upwards to the nearest whole number (the "Consideration"). For purposes of this subarticle 4.2, the value assigned to 1997 Preferred Stock shall equal the mean between the closing bid and asked prices per share of Fidelity's common stock over the 20 trading days prior to the Closing Date multiplied by the number of common shares of Fidelity into which the Shares are convertible. The Consideration shall be allocated among the Owned Corporations as set forth on the attached Exhibit "D" which is incorporated herein by this reference.

         If you are in agreement with the amendments set forth above, I would ask that each of you execute the copy of this letter which is enclosed and return it to me in the envelope provided.

         Should you have any questions, please do not hesitate to contact me. Thank you.

                                               Very truly yours,
                                               /s/ Pacifico Agnellini
                                               -----------------------------
                                               Pacifico S. Agnellini

         We, the undersigned, in each of our respective capacities, do hereby agree to the terms of the Amendment of the Plan and Agreement of Merger as described above and as set forth above.


ATTEST                                    MAJOR ACQUISITION CORP.

/s/ Robinson Markel                       By: /s/ Doron Cohen
-----------------------                   --------------------------------
                                          DORON COHEN, VICE PRESIDENT

                     (SIGNATURES CONTINUED ON NEXT PAGE)

Doron Cohen, President
Bruce Bendell, President
Re.   Amendment to Plan and Agreement of Merger
August 26, 1997 Page 3


ATTEST                              MAJOR AUTOMOTIVE GROUP, INC.

                                    By: /s/ BRUCE BENDELL,
                                    --------------------------------
                                    Bruce Bendell, PRESIDENT


ATTEST                              MAJOR ACQUISITION CORP.

/s/ Robinson Markel                 /s/ Doron Cohen
--------------------------          --------------------------------
                                    BY: DORON COHEN, VICE PRESIDENT


ATTEST                              AS To ARTICLE 2
                                    MAJOR CHEVROLET, IN.
/s/ Robinson Markel
--------------------------          /s/ Bruce Bendell, PRESIDENT
                                    --------------------------------


                                    AS To ARTICLE 2
ATTEST                              MAJOR DODGE, INC.

                                    /s/ Bruce Bendell
                                    --------------------------------
                                    BY: BRUCE BENDELL, PRESIDENT


                                    AS To ARTICLE 2
ATTEST                              MAJOR SUBARU, INC.

/s/ Robinson Markel                 /s/ Bruce Bendell
--------------------------          --------------------------------
                                    BY: BRUCE BENDELL, PRESIDENT


                                    AS To ARTICLE 2
ATTEST                              MAJOR CHRYSLER, PLYMOUTH, JEEP, EAGLE, INC.

/s/ Robinson Markel                 /s/ Bruce Bendell
--------------------------          --------------------------------
                                    BY: BRUCE BENDELL, PRESIDENT

                      (SIGNATURES CONTINUED ON NEXT PAGE)

Doron Cohen, President
Bruce Bendell, President
Re.   Amendment to Plan and Agreement of Merger
August 26, 1997 Page 4

WITNESS:


                                                          /s/ Bruce Bendell
                                                          ----------------------
                                                          Bruce Bendell



cc:      Robert E. Salad, Esquire
         Michael Bellucci, Esquire
         Michael Dezorett, Esquire
         Mr. Geofrey Alexander


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                         PLAN AND AGREEMENT OF MERGER

                                  EXHIBIT "D"




         Major Chevrolet, Inc.                                     61.0%

         Major Dodge, Inc.                                         16.6%

         Major Chrysler Plymouth Jeep Eagle, Inc.                  16.6%

         Major Suburu, Inc.                                         5.8%